UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2017

Behringer Harvard Opportunity REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other urisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14675 Dallas Parkway, Suite 600, Dallas, Texas 75254
(Address of principal executive offices)
(Zip Code)

(888) 808-7348
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of President

On September 27, 2017, Thomas P. Kennedy notified Behringer Harvard Opportunity REIT I, Inc. (the “Company”) of his decision to resign, effective October 12, 2017, as the President of the Company and its subsidiaries and all other officer positions with the Company’s sponsor Lightstone Group and its affiliates.

(c)	Appointment of Chief Executive Officer

On September 28, 2017, the Board of Directors (the “Board”) of the Company elected Mitchell C. Hochberg as Chief Executive Officer of the Company.

Mitchell C. Hochberg, 65, is President of Lightstone. He has more than 30 years of experience in every facet of real estate development and operations, including the residential, hospitality, commercial, gaming and mixed- use sectors. He founded and for 20 years served as the President and Chief Executive Officer of Spectrum Communities, a premier residential developer in the northeastern United States. Thereafter, he served as President and Chief Operating Officer of Ian Schrager Company, a developer and manager of innovative luxury hotels and residential projects in the United States. He is currently a Principal in partnership with Marriott International and Ian Schrager Company in the rollout of Edition, a next- generation lifestyle boutique hotel concept. Mr. Hochberg currently serves on the Board of Directors of Belmond Ltd. (NYSE: BEL; formerly Orient-Express Hotels Ltd.), as Chairman of the Investment Committee and member of the Audit and Nominating and Governance Committees. Mr. Hochberg is an Attorney at Law and a Certified Public Accountant. He received his law degree as a Harlan Fiske Stone Scholar from Columbia University School of Law. He graduated magna cum laude from New York University College of Business and Public Administration with a Bachelor of Science degree in accounting and finance.

Item 8.01.	Other Events.

On September 27, 2017, the Board approved recommending to its stockholders that they reject a mini-tender offer made by MacKenzie Realty Capital, Inc. (“MRC”), for up to 1,500,000 shares of the Company’s common stock, which is approximately 2.7% of the outstanding shares of the Company. The Board believes that MRC’s offer price is significantly below the value of the Company’s shares.

Stockholders who wish to decline MRC’s offer should simply ignore it. There is no need to respond to anything.

In arriving at its recommendation against selling shares to MRC, the Board considered the following:

•	On January 30, 2017, the Company’s stockholders approved a plan of complete liquidation and dissolution of the Company (the “Plan of Liquidation”) pursuant to which the Company expects to make liquidating distribution payments to its stockholders after the sale all of its assets, payment of its debts, and provision for unknown liabilities.

•	In connection with the consideration by the Board of whether to pursue the Plan of Liquidation, Capright Property Advisors, LLC (“Capright”) provided to the Board an opinion dated August 31, 2016, as to the estimated range of values per share to be received by the Company’s stockholders in connection with the Plan of Liquidation. Capright estimated that if the Company were to successfully implement the Plan of Liquidation, the net proceeds from liquidation could range between approximately $1.75 and $2.01 per share.*

•	Since Capright provided its opinion to the Board, the Company has disposed of or has under contract all of its properties other than a few small land parcels and the operating assets at Frisco Square. In the aggregate, the Company has realized net proceeds from each of the properties that it has sold or disposed of and expects to realize net proceeds for the assets it has under contract within the range of values estimated by Capright.

•	The Board currently expects the Company to make a final liquidating distribution by June 30, 2018.

•	The Board believes that MRC’s offer is meant to take advantage of the illiquidity of the Company’s shares by buying the shares at a price significantly below the estimated range of liquidating distribution values as estimated by Capright in order to make a significant profit.

Please be aware that MRC is not affiliated in any way with the Company, LSG-BH I Advisor LLC, or the Lightstone Group.

Stockholders are urged to consult their financial advisors and exercise caution with respect to this and other mini-tender offers. Mini-tender offers are offers to purchase less than 5% of a company’s outstanding shares, thereby avoiding the filing, disclosure and procedural safeguards adopted by the Securities and Exchange Commission (the “SEC”) for the protection of investors. The SEC has cautioned investors about offers of this nature. Additional information about mini-tender offers is available on the SEC’s website at www.sec.gov/investor/pubs/minitend.htm.

Stockholders with questions related to the tender offer should contact their financial advisor or shareholder services at (888) 808-7348.

*Please see our definitive proxy statement dated November 10, 2016 and filed with the Securities and Exchange Commission on November 2, 2016 (the “2016 Proxy Statement”) for additional information regarding Capright’s estimate, at www.lightstoneshareholderservices.com.

Forward Looking Statements:

Certain statements contained herein other than historical facts may be considered forward-looking statements within the meaning of federal securities laws. Such statements are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “would,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained herein.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors. These forward-looking statements include, among others, statements about the expected estimated range of value of the Company’s liquidating distributions and the expected timing and completion of the Plan of Liquidation. The risks and uncertainties include the ability of the Company to consummate the Plan of Liquidation, unanticipated difficulties or expenditures relating to the Plan of Liquidation, legal proceedings that may be instituted against the Company related to the Plan of Liquidation, risks associated with the Company’s potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and general risks affecting the real estate industry. The Company also faces certain additional risks as described more fully in the section entitled “Risk Factors” in the 2016 Proxy Statement and in the section entitled “Part I. Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 22, 2017.

Except as required by applicable securities laws, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Behringer Harvard Opportunity REIT I, Inc.

Dated: September 28, 2017	By:	/s/ Donna Brandin
Donna Brandin
Senior Vice President, Chief Financial Officer, and Treasurer